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                                                                   Exhibit 10.42

                           MEMORANDUM OF UNDERSTANDING

                                 April 12, 2001

We the undersigned hereby agree to modify our current employment contracts with Protein Polymer Technologies, Inc., effective through December 31, 2002, as follows:

Section 4(f)(iii) shall now read "prior to January 1, 2002, if the employee's employment is terminated pursuant to subsection (e) above, the Company shall continue to pay the employee the Base Salary then in effect at intervals in accordance with the Company's standard payroll practice until the earlier of (A) six months following such termination or (B) the termination date set forth in
Section 1(a)(i) of this agreement; following December 31, 2001 through December 31, 2002, if the employee's employment is terminated pursuant to subsection (e) above, the employee shall not be entitled to any further Base Salary compensation as defined in (A) and (B) above."

This change to Section 4(f)(iii) represents the only change to these employment agreements provided for in this Memorandum of Understanding.

EMPLOYEES                                    FOR THE COMPANY
---------                                    ---------------

/S/ J. THOMAS PARMETER                       /S/ JANIS Y. NEVES
------------------------------------         -----------------------------------
J. Thomas Parmeter                           Janis Y. Neves, Assistant Corporate
                                             Secretary


/S/ JOSEPH CAPPELLO
------------------------------------
Joseph Cappello


/S/ FRANCO A. FERRARI
------------------------------------
Franco A. Ferrari


/S/ JOHN E. FLOWERS
------------------------------------
John E. Flowers